EXHIBIT 21

SUBSIDIARIES OF THE COMPANY

Name of Subsidiary	State of Organization
1 Sutphin Drive Associates, LLC	West Virginia
100 Knoedler Road, LLC	Delaware
101 Bickford Extension Avon LLC	Delaware
101 Membership Company of Maryland, Inc.	Maryland
101 Membership Company of West Virginia, Inc.	West Virginia
101 Membership Holding Company I of Pennsylvania, Inc.	Pennsylvania
1011 E. Pecan Grove Road, LLC	Delaware
10225 Cypresswood Drive, LLC	Delaware
10475 Wilshire Boulevard, LLC	Delaware
111 Lazelle Road East, LLC	Delaware
111 South Shore Drive East Haven LLC	Delaware
1118 N. Stoneman Avenue, LLC	Delaware
1160 Elm Street Rocky Hill LLC	Delaware
1205 North Church Street, LLC	Delaware
1221 Seventh Street, LLC	Delaware
12429 Scofield Farms Drive, LLC	Delaware
130 Buena Vista Street, LLC	Delaware
13075 Evening Creek Drive South, LLC	Delaware
132 Warwick Road, LLC	Delaware
1329 Brown Street, LLC	Delaware
1340 N. Washington Boulevard, LLC	Delaware
1405 Limekiln Pike, LLC	Delaware
1425 Yorkland Road, LLC	Delaware
143 West Franklin Avenue, LLC	Delaware
1460 Johnson Ferry Road, LLC	Delaware
14707 Northville Road, LLC	Delaware
1500 Borden Road, LLC	Delaware
153 Cardinal Drive Agawam LLC	Delaware
1530 Needmore Holdings, LLC	Delaware
155 Raymond Road, LLC	Delaware
1565 Virginia Ranch Road, LLC	Delaware
1625 W. Spring Street, LLC	Delaware
1710 S.W. Health Parkway, LLC	Delaware
17231 Mill Forest Road, LLC	Delaware
1785 Freshley Avenue, LLC	Delaware
180 Scott Road Waterbury LLC	Delaware
1818 Martin Drive, LLC	Delaware
1850 Crown Park Court, LLC	Delaware
1920 Cleveland Road West, LLC	Delaware
2 Technology Drive North Chelmsford LLC	Delaware
20 Academy Lane LLC	Delaware
200 E. Village Road, LLC	Delaware
2003 Falls Boulevard Quincy LLC	Delaware
2005 Route 22 West, LLC	Delaware
2021 Highway 35, LLC	Delaware
209 Merriman Road, L.L.C.	Delaware
21 Bradley Road Woodbridge LLC	Delaware
2101 New Hope Street, LLC	Delaware
22 Richardson Road Centerville LLC	Delaware
222 East Beech Street - Jefferson, L.L.C.	Delaware
2281 Country Club Drive, LLC	Delaware
22955 Eastex Freeway, LLC	Delaware
23 Southpointe Drive, LLC	Delaware
2300 Washington Street Newton LLC	Delaware
2325 Rockwell Drive, LLC	Delaware
2341 W. Norvell Bryant Highway, LLC	Delaware
2387 Boston Road Wilbraham LLC	Delaware
240 E. Third Street, LLC	Delaware
2416 Brentwood Street, LLC	Delaware
242 Main Street Salem LLC	Delaware
246A Federal Road Brookfield LLC	Delaware
25 Cobb Street Mansfield LLC	Delaware
2695 Valleyview Boulevard, LLC	Delaware
27 Forest Falls Drive Yarmouth LLC	Delaware
2750 Reservoir Avenue Trumbull LLC	Delaware
280 Newtonville Avenue Newton LLC	Delaware
2860 Country Drive, LLC	Delaware
2929 West Holcombe Boulevard, LLC	Delaware
300 Pleasant Street Concord LLC	Delaware
303 Valley Road Middletown LLC	Delaware
311 E. Hawkins Parkway, LLC	Delaware
3200 West Slaughter Lane, LLC	Delaware
331 Holt Lane Associates, LLC	West Virginia
340 May Street Worcester LLC	Delaware
3434 Watters Road, LLC	Delaware
35 Hamden Hills Drive Hamden LLC	Delaware
350 Locust Drive, LLC	Delaware
3535 Manchester Avenue, LLC	Delaware
36101 Seaside Boulevard, LLC	Delaware
3625 Green Crest Street, LLC	Delaware
3921 North Main Street, LLC	Delaware
402 South Colonial Drive, LLC	Delaware
41 Springfield Avenue, LLC	Delaware
417 Main Street Niantic LLC	Delaware
4206 Stammer Place, LLC	Delaware
422 23rd Street Associates, LLC	West Virginia
430 Centre Street Newton LLC	Delaware
430 North Union Road, LLC	Delaware
4315 Johns Creek Parkway, LLC	Delaware
432 Buckland Road South Windsor LLC	Delaware
438 23rd Street Associates, LLC	West Virginia
4500 Dorr Street Holdings, LLC	Delaware
4775 Village Drive, LLC	Delaware
4855 Snyder Lane, LLC	Delaware
5 Rolling Meadows Associates, LLC	West Virginia
50 Sutherland Road Brighton LLC	Delaware
500 Seven Fields Boulevard, LLC	Delaware
504 North River Road, LLC	Delaware
511 Kensington Avenue Meriden LLC	Delaware
515 Jack Martin Boulevard, LLC	Delaware
5165 Summit Ridge Court, LLC	Delaware
5166 Spanson Drive SE, LLC	Delaware
5437 Eisenhauer Road, LLC	Delaware
5455 Glenridge Drive, NE, LLC	Delaware
5521 Village Creek Drive, LLC	Delaware
5550 Old Jacksonville Highway, LLC	Delaware
5700 Karl Road, LLC	Delaware
5902 North Street, LLC	Delaware
645 Saybrook Road Middletown LLC	Delaware
655 Mansell Road, LLC	Delaware
6605 Quail Hollow Road, LLC	Delaware
680 Mountain Boulevard, LLC	Delaware
687 Harbor Road Shelburne LLC	Delaware
6949 Main Street, LLC	Delaware
699 South Park Associates, LLC	West Virginia
700 Chickering Road North Andover LLC	Delaware
700 Smith Street Providence LLC	Delaware
701 Market Street, LLC	Delaware
721 Hickory Street, LLC	Delaware
7231 East Broadway, LLC	Delaware
731 Old Buck Lane, LLC	Delaware
75 Minnesota Avenue Warwick LLC	Delaware
750 North Collegiate Drive, LLC	Delaware
7610 Isabella Way, LLC	Delaware
77 Plains Road LLC	Delaware
7950 Baybranch Drive, LLC	Delaware
799 Yellowstone Drive, LLC	Delaware
800 Oregon Street, LLC	Delaware
8503 Mystic Park, LLC	Delaware
867 York Road Associates, LLC	Pennsylvania
8702 South Course Drive, LLC	Delaware
901 Florsheim Drive, LLC	Delaware
935 Union Lake Road, LLC	Delaware
965 Hager Drive, LLC	Delaware
9802 48th Drive NE, LLC	Delaware
Academy Nursing Home, Inc.	Massachusetts
ADS / Multicare, Inc.	Delaware
AMCO I, LLC	Wisconsin
Anchor HCN Doylestown, LLC	Delaware
Anchor HCN Properties II, LLC	Delaware
Anchor HCN Properties, LLC	Delaware
Apple Valley Operating Corp.	Massachusetts
Arcadia Associates	Massachusetts
ASL, Inc.	Massachusetts
Badger RE Portfolio I, LLC	Wisconsin
Badger RE Portfolio II, LLC	Wisconsin
Badger RE Portfolio III, LLC	Wisconsin
Badger RE Portfolio IV, LLC	Wisconsin
Badger RE Portfolio V, LLC	Wisconsin
BAL Colts Neck LLC	Delaware
BAL Fenwick Island LLC	Delaware
BAL Governor's Crossing LLC	Delaware
BAL Holdings I, LLC	Delaware
BAL Holdings II, LLC	Delaware
BAL Holdings III, LLC	Delaware
BAL Holdings VII, LLC	Delaware
BAL Howell LLC	Delaware
BAL Longwood LLC	Pennsylvania
BAL Reflections LLC	Delaware
BAL Savoy Little Neck LLC	Delaware
BAL Sycamore LLC	Delaware
BAL Toms River LLC	Delaware
Ballard Healthcare Investors, LLC	Delaware
Bellevue Healthcare Properties, LLC	Delaware
Bellevue Physicians, LLC	Delaware
Belmont Village Buckhead Tenant, LLC	Delaware
Belmont Village Cardiff Tenant, LLC	Delaware
Belmont Village Green Hills Tenant, LLC	Delaware
Belmont Village Johns Creek Tenant, LLC	Delaware
Belmont Village Landlord, LLC	Delaware
Belmont Village Memphis Tenant, LLC	Delaware
Belmont Village Sabre Springs Tenant, LLC	Delaware
Belmont Village Tenant, LLC	Delaware
Belmont Village West University Tenant, LLC	Delaware
Belmont Village Westwood Tenant, LLC	Delaware
Benchmark Investments X LLC	Delaware
Benchmark Investments X Newtonville Holding Company LLC	Delaware
Berkeley Haven Limited Partnership	West Virginia
Berks Nursing Homes, Inc.	Pennsylvania
Boardman Physicians LLC	Delaware
Brandall Central Avenue, LLC	Delaware
Breyut Convalescent Center, L.L.C.	New Jersey
Bridgeton Healthcare Investors, LLC	Delaware
Brierbrook Partners, LLC	Tennessee
Brinton Manor, Inc.	Delaware
BSL Huntington Terrace LLC	Delaware
Burlington Woods Convalescent Center, Inc.	New Jersey
B-X Agawam LLC	Delaware
B-X Avon LLC	Delaware
B-X Brighton LLC	Delaware
B-X Brookfield LLC	Delaware
B-X Centerville LLC	Delaware
B-X Concord LLC	Delaware
B-X Danvers LLC	Delaware
B-X East Haven LLC	Delaware
B-X Hamden LLC	Delaware
B-X Mansfield LLC	Delaware
B-X Meriden LLC	Delaware
B-X Middletown CT LLC	Delaware
B-X Middletown RI LLC	Delaware
B-X Milford LLC	Delaware
B-X Mystic LLC	Delaware
B-X Newton LLC	Delaware
B-X Newton Lower Falls LLC	Delaware
B-X Newtonville LLC	Delaware
B-X Niantic LLC	Delaware
B-X North Andover LLC	Delaware
B-X North Chelmsford LLC	Delaware
B-X Operations Holding Company LLC	Delaware
B-X Providence LLC	Delaware
B-X Quincy LLC	Delaware
B-X Rocky Hill LLC	Delaware
B-X Salem LLC	Delaware
B-X Shelburne LLC	Delaware
B-X South Windsor LLC	Delaware
B-X Trumbull LLC	Delaware
B-X Warwick LLC	Delaware
B-X Waterbury LLC	Delaware
B-X Wilbraham LLC	Delaware
B-X Willows Cottages LLC	Delaware
B-X Willows Cottages Trustee LLC	Delaware
B-X Woodbridge LLC	Delaware
B-X Worcester LLC	Delaware
B-X Yarmouth LLC	Delaware
CAL-GAT Limited Partnership	Florida
CAL-LAK Limited Partnership	Florida
Canterbury of Shepherdstown Limited Partnership	West Virginia
Catonsville Meridian Limited Partnership	Maryland
Concord Health Group, Inc.	Delaware
Cooper Holding, L.L.C.	Florida
Cooper, L.L.C.	Delaware
Crestview Convalescent Home, Inc.	Pennsylvania
Crestview North, Inc.	Pennsylvania
CRP/BWN Litchfield L.L.C.	Delaware
Cumberland Associates of Rhode Island, L.P.	Delaware
DELM Nursing, Inc.	Pennsylvania
DePaul Physicians, LLC	Delaware
Dover ALF, LLC	Delaware
Dover Health Care Associates, Inc.	Delaware
DRF Boardman LLC	Minnesota
DRF Bridgeton LLC	Minnesota
DRF Great Falls LLC	Minnesota
DRF Lenexa LLC	Minnesota
DRF Lincoln LLC	Minnesota
DRF LSL LLC	Minnesota
DRF Shawnee Mission LLC	Minnesota
DRF South Valley LLC	Minnesota
DRF Southwest Medical Building LLC	Minnesota
DRF Westminster LLC	Minnesota
DSG-2010 Loans I, Inc.	Delaware
Dublin Senior Community DRV, LLC	Oklahoma
Dublin Senior Community WPP, LLC	Oklahoma
Easton Meridian Limited Partnership	Maryland
Edella Street Associates	Pennsylvania
Encare of Mendham, L.L.C.	New Jersey
Encare of Pennypack, Inc.	Pennsylvania
Encare of Quakertown, Inc.	Pennsylvania
Encare of Wyncote, Inc.	Pennsylvania
FC-GEN Acquisition Holdings, LLC	Delaware
FC-GEN Acquisition, Inc.	Delaware
FC-GEN Real Estate, LLC	Delaware
FC-JEN Leasing, LLC	Delaware
FHC Mount Vernon LLC	Minnesota
FLA-PALM COURT, limited partnership	Florida
Frauenshuh Ballard LLC	Minnesota
Frauenshuh Bridgeton LLC	Minnesota
Frauenshuh Burleson LLC	Delaware
Frauenshuh Greeneville LLC	Minnesota
Frauenshuh Harker Heights, LLC	Delaware
Frauenshuh HealthCare Properties, LLC	Delaware
Frauenshuh HealthCare Real Estate Solutions, LLC	Minnesota
Frauenshuh HealthCare Venture Properties, LLC	Delaware
Frauenshuh Killeen LLC	Minnesota
Frauenshuh Tacoma LLC	Delaware
Frauenshuh Temple LLC	Delaware
Gemini Davenport, LLC	Oklahoma
Gemini Las Colinas, L.L.C.	Oklahoma
Gemini Romeoville, LLC	Oklahoma
Gemini SS Lessee, LLC	Oklahoma
Gemini Villa Ventura, L.L.C.	Oklahoma
Gemini Wexford, L.L.C.	Oklahoma
Genesis ElderCare Centers - Harston, Inc.	Pennsylvania
Genesis ElderCare Corp.	Delaware
Genesis Eldercare National Centers, Inc.	Florida
Genesis Health Care Holding Company I, Inc.	Delaware
Genesis Health Care Holding Company II, Inc.	Delaware
Genesis Health Ventures of Bloomfield, Inc.	Pennsylvania
Genesis Health Ventures of Clarks Summit, Inc.	Pennsylvania
Genesis Health Ventures of Massachusetts, Inc.	Pennsylvania
Genesis Health Ventures of Naugatuck, Inc.	Pennsylvania
Genesis Health Ventures of Salisbury, Inc.	Pennsylvania
Genesis Health Ventures of West Virginia, Inc.	Pennsylvania
Genesis Health Ventures of West Virginia, L.P.	Pennsylvania
Genesis Health Ventures of Wilkes-Barre, Inc.	Pennsylvania
Genesis Healthcare Centers Holdings, Inc.	Delaware
Genesis Healthcare Corporation	Pennsylvania
Genesis Meridian 7 Leasing Properties Limited Partnership, L.L.P.	Viriginia
Genesis Meridian 7 Partnership Holding Company L.L.C.	Delaware
Genesis Properties of Delaware Corporation	Delaware
Genesis Properties of Delaware Ltd. Partnership, L.P.	Delaware
Genesis/Harbor, LLC	Delaware
Geriatric & Medical Companies, Inc.	Delaware
Geriatric and Medical Services, Inc.	New Jersey
Geri-Med Corp.	Pennsylvania
Glenmark Associates, Inc.	West Virginia
Glenmark Associates-Dawnview Manor, Inc.	West Virginia
Glenmark Properties I, Limited Partnership	West Virginia
Glenmark Properties, Inc.	West Virginia
GMA Partnership Holding Company, Inc.	West Virginia
GMA-Brightwood, Inc.	West Virginia
GMA-Madison, Inc.	West Virginia
GMA-Uniontown, Inc.	Pennsylvania
Grand Ledge I, LLC	Delaware
Greeneville Healthcare Investors, LLC	Delaware
Greenspring Meridian Limited Partnership	Maryland
Groton Associates of Connecticut, L.P.	Delaware
Hammes Company Green Bay I, LLC	Wisconsin
Hammes Company Green Bay II, LLC	Wisconsin
Hammonds Lane Meridian Limited Partnership	Maryland
HC Mill Creek I, LLC	Wisconsin
HC Redmond I, LLC	Wisconsin
HC Summit I, LLC	Wisconsin
HCN Access Holdings, LLC	Delaware
HCN Access Las Vegas I, LLC	Delaware
HCN Anchor Covington, LLC	Delaware
HCN Capital Holdings II, LLC	Delaware
HCN Capital Holdings, LLC	Delaware
HCN Development Services Group, Inc.	Indiana
HCN Emerald Holdings, LLC	Delaware
HCN FCE Life Sciences, LLC	Delaware
HCN Interra Lake Travis LTACH, LLC	Delaware
HCN Lake Travis Holdings, LLC	Delaware
HCN Lake Travis Property One, LLC	Delaware
HCN Lake Travis Property Two, LLC	Delaware
HCN Medicus Holdings, LLC	Delaware
HCN Navvis Clarkson Valley, LLC	Delaware
HCN Rendina Holdings, LLC	Delaware
HCN Rendina Merced, LLC	Delaware
HCN-TH Wisconsin I, LLC	Delaware
HCN-TH Wisconsin II, LLC	Delaware
HCN-TH Wisconsin III, LLC	Delaware
HCN-TH Wisconsin IV, LLC	Delaware
HCN-TH Wisconsin V, LLC	Delaware
HCN-TH Wisconsin VI, LLC	Delaware
HCN-TH Wisconsin VII, LLC	Delaware
HCN-TH Wisconsin VIII, LLC	Delaware
HCRE Solutions, LLC	Delaware
HCRI 3400 Old Milton, LLC	Delaware
HCRI Abingdon Holdings, Inc.	North Carolina
HCRI Abingdon Properties, LP	North Carolina
HCRI Akron Properties, LLC	Delaware
HCRI Allen Medical Facility, LLC	Delaware
HCRI Ancillary TRS, Inc.	Delaware
HCRI Asheboro Holdings, Inc.	North Carolina
HCRI Asheboro Properties, LP	North Carolina
HCRI Beachwood, Inc.	Ohio
HCRI Boardman Properties, LLC	Delaware
HCRI Broadview, Inc.	Ohio
HCRI Burlington Manor Holdings, Inc.	North Carolina
HCRI Burlington Manor Properties, LP	North Carolina
HCRI Carmel Building A Medical Facility, LLC	Delaware
HCRI Carmel Building B Medical Facility, LLC	Delaware
HCRI Cold Spring Properties, LLC	Delaware
HCRI Concord Place Holdings, Inc.	North Carolina
HCRI Concord Place Properties, LP	North Carolina
HCRI Cumberland Properties, LLC	Delaware
HCRI Dallas Medical Facility, LLC	Delaware
HCRI Dayton Place – Denver Properties, LLC	Delaware
HCRI Deerfield Beach Medical Facility, LLC	Delaware
HCRI Draper Place Properties Trust	Massachusetts
HCRI Drum Hill Properties, LLC	Delaware
HCRI Eddy Pond Properties Trust	Massachusetts
HCRI Eden Holdings, Inc.	North Carolina
HCRI Eden Properties, LP	North Carolina
HCRI Emerald Holdings, LLC	Delaware
HCRI Exchange Management I, LLC	Delaware
HCRI Exchange Properties I, LLC	Delaware
HCRI Fairmont Properties, LLC	Delaware
HCRI Financial Services, LLC	Delaware
HCRI Financing, Inc.	Delaware
HCRI Fore River Medical Facility, LLC	Delaware
HCRI Gaston Manor Holdings, Inc.	North Carolina
HCRI Gaston Manor Properties, LP	North Carolina
HCRI High Point Manor Holdings, Inc.	North Carolina
HCRI High Point Manor Properties, LP	North Carolina
HCRI Holdings Trust	Massachusetts
HCRI Hunters Glen Properties, LLC	Delaware
HCRI Illinois Properties II, LLC	Delaware
HCRI Illinois Properties, LLC	Delaware
HCRI Indiana Properties, Inc.	Delaware
HCRI Indiana Properties, LLC	Indiana
HCRI Investments, Inc.	Delaware
HCRI Kansas Properties, LLC	Delaware
HCRI Kentucky Properties, LLC	Kentucky
HCRI Kirkland Properties, LLC	Delaware
HCRI Limited Holdings, Inc.	Delaware
HCRI Logistics, Inc.	Delaware
HCRI Louisiana Properties, L.P.	Delaware
HCRI Marina Place Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust II	Massachusetts
HCRI Massachusetts Properties, Inc.	Delaware
HCRI Merrillville Medical Facility, LLC	Delaware
HCRI Missouri Properties, LLC	Delaware
HCRI Nassau Bay Medical Facility, LLC	Delaware
HCRI Nevada Properties, Inc.	Nevada
HCRI New Hampshire Properties, LLC	Delaware
HCRI North Carolina Properties I, Inc.	North Carolina
HCRI North Carolina Properties II, Inc.	North Carolina
HCRI North Carolina Properties III, Limited Partnership	North Carolina
HCRI North Carolina Properties, LLC	Delaware
HCRI NY-NJ Properties, LLC	Delaware
HCRI Pennsylvania Properties, Inc.	Pennsylvania
HCRI Plano Medical Facility, LLC	Delaware
HCRI Prestonwood Medical Facility, LLC	Delaware
HCRI Provider Properties, LLC	Delaware
HCRI Raleigh Medical Facility, LLC	Delaware
HCRI Ridgeland Pointe Properties, LLC	Delaware
HCRI Rogers Medical Facility, LLC	Delaware
HCRI Roswell I Medical Facility, LLC	Delaware
HCRI Roswell II Medical Facility, LLC	Delaware
HCRI Roswell III Medical Facility, LLC	Delaware
HCRI Senior Housing Properties, Inc.	Delaware
HCRI Southern Investments I, Inc.	Delaware
HCRI Southlake Medical Facility, LLC	Delaware
HCRI Statesville Place Holdings I, Inc.	North Carolina
HCRI Statesville Place Holdings II, Inc.	North Carolina
HCRI Statesville Place Properties I, LP	North Carolina
HCRI Statesville Place Properties II, LP	North Carolina
HCRI Summit Properties, LLC	Delaware
HCRI Tallahassee Medical Facility, LLC	Delaware
HCRI Tennessee Properties, Inc.	Delaware
HCRI Tennessee Properties, LLC	Delaware
HCRI Texas Health Southlake Hospital Medical Facility, LLC	Delaware
HCRI Texas Properties, Inc.	Delaware
HCRI Texas Properties, Ltd.	Texas
HCRI TRS Acquirer II, LLC	Delaware
HCRI TRS Acquirer, LLC	Delaware
HCRI Tucson Properties, Inc.	Delaware
HCRI Van Nuys Medical Facility, LLC	Delaware
HCRI Virginia Beach Medical Facility, LLC	Delaware
HCRI Weddington Park Holdings, Inc.	North Carolina
HCRI Weddington Park Properties, LP	North Carolina
HCRI Westgate Medical Facility, LLC	Delaware
HCRI Westlake, Inc.	Ohio
HCRI Wilburn Gardens Properties, LLC	Delaware
HCRI Wisconsin Properties, LLC	Wisconsin
Health Care REIT, Inc.	Delaware
Health Resources of Cedar Grove, Inc.	New Jersey
Health Resources of Cinnaminson, Inc.	New Jersey
Health Resources of Cranbury, L.L.C.	New Jersey
Health Resources of Cumberland, Inc.	Delaware
Health Resources of Eatontown, L.L.C.	New Jersey
Health Resources of Emery, L.L.C.	New Jersey
Health Resources of Englewood, Inc.	New Jersey
Health Resources of Fair Lawn, L.L.C.	New Jersey
Health Resources of Gardner, Inc.	Delaware
Health Resources of Glastonbury, Inc.	Connecticut
Health Resources of Groton, Inc.	Delaware
Health Resources of Middletown (RI), Inc.	Delaware
Health Resources of Ridgewood, L.L.C.	New Jersey
Health Resources of Rockville, Inc.	Delaware
Health Resources of South Brunswick, L.L.C.	New Jersey
Health Resources of Wallingford, Inc.	Delaware
Health Resources of Warwick, Inc.	Delaware
Health Resources of West Orange, L.L.C.	New Jersey
Healthcare Property Managers of America, LLC	Florida
Healthcare Resources Corp.	Pennsylvania
Heat Merger Sub, LLC	Delaware
Heat OP TRS, Inc.	Delaware
HH Florida, LLC	Delaware
Hilltop Health Care Center, Inc.	Delaware
Holly Manor Associates of New Jersey, L.P.	Delaware
Horizon Associates, Inc.	West Virginia
HRWV Huntington, Inc.	West Virginia
Kaiser Gemini Burgundy, LLC	Oklahoma
Kaiser Gemini Woodland, LLC	Oklahoma
Keystone Nursing Home, Inc.	Delaware
Killeen Healthcare Investors, LLC	Delaware
Knollwood Manor, Inc.	Pennsylvania
Lake Mead Medical Investors Limited Partnership	Florida
Laurel Health Resources, Inc.	Delaware
Lehigh Nursing Homes, Inc.	Pennsylvania
Lenexa Investors, LLC	Delaware
LLUMCM, LLC	Delaware
Mabri Convalescent Center, Inc.	Connecticut
Markglen, Inc.	West Virginia
Marlinton Associates Limited Partnership	West Virginia
Marlinton Associates, Inc.	Pennsylvania
Marlinton Partnership Holding Company, Inc.	Pennsylvania
McKerley Health Care Center - Concord Limited Partnership	New Hampshire
McKerley Health Care Center - Concord, Inc.	New Hampshire
McKerley Health Care Centers, Inc.	New Hampshire
McKerley Health Facilities	New Hampshire
Med Properties Asset Group, L.L.C.	Indiana
Medical Real Estate Property Managers of America, LLC	Florida
Mercerville Associates of New Jersey, L.P.	Delaware
Meridian Edgewood Limited Partnership	Maryland
Meridian Health, Inc.	Pennsylvania
Meridian Healthcare, Inc.	Pennsylvania
Meridian Perring Limited Partnership	Maryland
Meridian Valley Limited Partnership	Maryland
Meridian Valley View Limited Partnership	Maryland
Meridian/Constellation Limited Partnership	Maryland
Merrill Gardens Harbor Court, LLC	Washington
Merrill Gardens Windsor Manor, LLC	Washington
MG Landlord, LLC	Delaware
MG Tenant, LLC	Delaware
MGP 41, LLC	Delaware
MGP 42, LLC	Delaware
MGP 43, LLC	Delaware
MGP 44, LLC	Delaware
MGP 45, LLC	Delaware
MGP 46, LLC	Delaware
MGP 47, LLC	Delaware
MGP 48, LLC	Delaware
MGP 49, LLC	Delaware
MGP 50, LLC	Delaware
MGP 51, LLC	Delaware
MGP 52, LLC	Delaware
MGP I, LLC	Washington
MGP V, LLC	Washington
MGP VI, LLC	Washington
MGP X, LLC	Washington
MGP XI, LLC	Washington
MGP XII, LLC	Washington
MGP XIII, LLC	Washington
MGP XIV, LLC	Washington
MGP XIX, LLC	Washington
MGP XL, LLC	Washington
MGP XV, LLC	Washington
MGP XVI, LLC	Washington
MGP XVII, LLC	Washington
MGP XXIX, LLC	Washington
MGP XXV, LLC	Washington
MGP XXXII, LLC	Washington
MGP XXXIII, LLC	Washington
MGP XXXIX, LLC	Washington
MGP XXXVII, LLC	Washington
MGP XXXVIII, LLC	Washington
Middletown (RI) Associates of Rhode Island, L.P.	Delaware
Midland I, LLC	Delaware
Midwest 108th & Q, LLC	Delaware
Midwest Ames, LLC	Delaware
Midwest Miracle Hills, LLC	Delaware
Midwest Prestwick, LLC	Delaware
Midwest Van Dorn, LLC	Delaware
Midwest Village of Columbus, LLC	Delaware
Midwest Windermere, LLC	Delaware
Midwest Woodbridge, LLC	Delaware
Milford ALF, LLC	Delaware
Mill Creek Real Estate Partners, LLC	Delaware
Millville Meridian Limited Partnership	Maryland
MIMA Real Estate, L.L.C.	Florida
Montgomery Nursing Homes, Inc.	Pennsylvania
Moorestown Physicians, LLC	Delaware
Mount Vernon Physicians, LLC	Delaware
Murrieta Healthcare Investors, LLC	Delaware
Murrieta Healthcare Properties, LLC	Delaware
North Cape Convalescent Center Associates, L.P.	Pennsylvania
Northwest Total Care Center Associates L.P.	New Jersey
Nursing and Retirement Center of the Andovers, Inc.	Massachusetts
One Veronica Drive Danvers LLC	Delaware
Paramount Real Estate Services, Inc.	Delaware
Parthenon Property Holdings, LLC	Delaware
Pennsylvania BCC Properties, Inc.	Pennsylvania
Petoskey I, LLC	Delaware
Petoskey II, LLC	Delaware
Philadelphia Avenue Associates	Pennsylvania
Philadelphia Avenue Corporation	Pennsylvania
Pleasant View Retirement Limited Liability Company	Delaware
Plymouth I, LLC	Delaware
Pompton Associates, L.P.	New Jersey
Pompton Care, L.L.C.	New Jersey
Prescott Nursing Home, Inc.	Massachusetts
Providence Health Care, Inc.	Delaware
PVL Landlord - BC, LLC	Delaware
PVL Landlord - Hattiesburg, LLC	Delaware
PVL Landlord - STL Hills, LLC	Delaware
PVL Landlord- Webster, LLC	Delaware
Raleigh Manor Limited Partnership	West Virginia
Redmond Partners, LLC	Delaware
Rest Haven Nursing Home, Inc.	West Virginia
River Street Associates	Pennsylvania
Rose View Manor, Inc.	Pennsylvania
RVNR, Inc.	Delaware
S&R Property SPE, LLC	Delaware
Sarah Brayton General Partnership f/k/a Charlton Nursing Care Center Partnership	Massachusetts
Schuylkill Nursing Homes, Inc.	Pennsylvania
Senior Living Ventures, Inc.	Pennsylvania
Senior Star Investments I, LLC	Delaware
Senior Star Tenant, LLC	Delaware
Shawnee Mission Investors, LLC	Delaware
Silverado Senior Living Alhambra, Inc.	California
Silverado Senior Living Azusa, Inc.	California
Silverado Senior Living Costa Mesa, Inc.	California
Silverado Senior Living Dallas, Inc.	Delaware
Silverado Senior Living Encinitas, Inc.	California
Silverado Senior Living Escondido, Inc.	California
Silverado Senior Living Houston, Inc.	Delaware
Silverado Senior Living Las Colinas, Inc.	Delaware
Silverado Senior Living Los Angeles, Inc.	California
Silverado Senior Living of Cypresswood, Inc.	Delaware
Silverado Senior Living of Kingwood, Inc.	Delaware
Silverado Senior Living of Sugarland, Inc.	Delaware
Silverado Senior Living of Woodlands, Inc.	Delaware
Silverado Senior Living Properties, Inc.	Delaware
Silverado Senior Living Redondo Beach, Inc.	California
Silverado Senior Living Salt Lake City, Inc.	Delaware
Silverado Senior Living San Juan Capistrano, Inc.	California
Silverado Senior Living Scottsdale, Inc.	Delaware
Silverado Senior Living Turtle Creek, Inc.	Delaware
Silverado Senior Living Tustin, Inc.	California
Silverado Senior Living, Inc.	California
Solomont Family Fall River Venture, Inc.	Massachusetts
Somerset Ridge General Partnership	Massachusetts
South Valley Medical Building L.L.C.	Minnesota
South Valley Venture, LLC	Minnesota
Southern Ocean GP, LLC	New Jersey
SR-73 and Lakeside Ave LLC	Delaware
SSL Aspen Park SPE, LLC	Delaware
SSL Landlord, LLC	Delaware
SSL Sponsor, LLC	Delaware
SSL Tenant, LLC	Delaware
St. Joseph Physicians, LLC	Delaware
Stafford Associates of N.J., L.P.	New Jersey
Stafford Convalescent Center, Inc.	Delaware
Stafford Medical Office Pavilion, LLC	Delaware
Subtenant 10225 Cypresswood Drive, LLC	Delaware
Subtenant 1118 N. Stoneman Avenue, LLC	Delaware
Subtenant 1221 Seventh Street, LLC	Delaware
Subtenant 125 W. Sierra Madre Avenue, LLC	Delaware
Subtenant 1301 Ralston Avenue, LLC	Delaware
Subtenant 1430 East 4500 South, LLC	Delaware
Subtenant 1500 Borden Road, LLC	Delaware
Subtenant 22955 Eastex Freeway, LLC	Delaware
Subtenant 240 E. Third Street, LLC	Delaware
Subtenant 30311 Camino Capistrano, LLC	Delaware
Subtenant 330 North Hayworth Avenue, LLC	Delaware
Subtenant 335 Saxony Road, LLC	Delaware
Subtenant 350 W. Bay Street, LLC	Delaware
Subtenant 3611 Dickason Avenue, LLC	Delaware
Subtenant 514 N. Prospect Avenue, LLC	Delaware
Subtenant 5521 Village Creek Drive, LLC	Delaware
Subtenant 7950 Baybranch Drive, LLC	Delaware
Subtenant 8855 West Valley Ranch Parkway, LLC	Delaware
Subtenant 9410 E. Thunderbird, LLC	Delaware
Tacoma Healthcare Investors, LLC	Delaware
Teays Valley Haven Limited Partnership	West Virginia
The Apple Valley Limited Partnership	Massachusetts
The Apple Valley Partnership Holding Company, Inc.	Pennsylvania
The House of Campbell, Inc.	West Virginia
The Multicare Companies, Inc.	Delaware
The Sarah Brayton Partnership Holding Company, Inc.	Delaware
The Somerset Partnership Holding Company	Massachusetts
The Straus Group - Hopkins House, L.P.	New Jersey
The Straus Group - Old Bridge, L.P.	New Jersey
The Straus Group - Quakertown Manor, L.P.	New Jersey
The Straus Group - Ridgewood, L.P.	New Jersey
Villas Realty & Investments, Inc.	Pennsylvania
Voorhees Healthcare Properties, LLC	Delaware
Voorhees Physicians, LLC	Delaware
Waldorf Property, LLC	Maryland
Wallingford Associates of Connecticut, L.P.	Delaware
Warrior LP Holdco, LLC	Delaware
Warwick Associates of Rhode Island, L.P.	Delaware
Waterstone I, LLC	Delaware
West Boynton Investors, LLLP	Florida
Westford Nursing and Retirement Center Limited Partnership	Massachusetts
Westford Nursing and Retirement Center, Inc.	Massachusetts
Westminster Junction Venture, LLC	Minnesota
White Lake I, LLC	Delaware
Willow Manor Nursing Home, Inc.	Massachusetts
Windrose 310 Properties, L.L.C.	Tennessee
Windrose 4475 Sierra Properties, L.L.C.	Delaware
Windrose Aberdeen I Properties, L.L.C.	Florida
Windrose Aberdeen II Properties, L.L.C.	Delaware
Windrose Atrium Properties, L.L.C.	Delaware
Windrose AWPC II Properties, LLC	Delaware
Windrose AZ-Tempe Properties, LLC	Delaware
Windrose Bartlett Properties, LLC	Delaware
Windrose Bethesda Properties, LLC	Delaware
Windrose Biltmore Properties, L.L.C.	Virginia
Windrose Central Medical II Properties, L.L.C.	Virginia
Windrose Central Medical III Properties, L.L.C.	Virginia
Windrose Central Medical Properties, L.L.C.	Delaware
Windrose Claremore Properties, LLC	Delaware
Windrose Congress I Properties, L.P.	Delaware
Windrose Congress II Properties, L.P.	Delaware
Windrose Coral Springs Properties, L.L.C.	Virginia
Windrose Cottonwood Properties, LLC	Delaware
Windrose Denton Properties, LLC	Delaware
Windrose Desert Springs Properties, L.P.	Delaware
Windrose East Valley Properties, LLC	Delaware
Windrose East West Properties, L.L.C.	Virginia
Windrose Fayetteville Properties, L.L.C.	Delaware
Windrose Frisco I Properties, LLC	Delaware
Windrose Frisco II Properties, LLC	Delaware
Windrose Glendale Properties, LLC	Delaware
Windrose Gwinnett I Properties, L.L.C.	Virginia
Windrose Lafayette Properties, L.L.C.	Delaware
Windrose Lake Mead Properties, L.L.C.	Virginia
Windrose Lakewood Properties, L.L.C.	Virginia
Windrose Las Vegas Properties, LLC	Delaware
Windrose Los Alamitos Properties, LLC	Delaware
Windrose Los Gatos Properties, L.L.C.	Virginia
Windrose Medical Properties Management, L.L.C.	Virginia
Windrose Medical Properties, L.P.	Virginia
Windrose Mount Vernon Properties, L.L.C.	Virginia
Windrose Niagara Falls Properties, LLC	Delaware
Windrose Northside Properties, Ltd.	Florida
Windrose Northwest Professional Plaza Properties, LLC	Delaware
Windrose Okatie I Properties, LLC	Delaware
Windrose Orange Centre Properties, LLC	Delaware
Windrose Orange Properties, L.L.C.	Delaware
Windrose Palm Court Properties, L.L.C.	Virginia
Windrose Palmer Properties, LLC	Delaware
Windrose Palms West III Properties, Ltd.	Florida
Windrose Palms West IV Properties, Ltd.	Florida
Windrose Palms West V Properties, Ltd.	Florida
Windrose Park Medical Properties, L.L.C.	Virginia
Windrose Partell Medical Center, L.L.C.	Virginia
Windrose Physicians Plaza Properties, LLC	Delaware
Windrose Princeton Properties, L.L.C.	Delaware
Windrose Santa Anita Properties, L.L.C.	Delaware
Windrose Sierra Properties, Ltd.	Florida
Windrose Southlake Properties, LLC	Delaware
Windrose Southpointe Properties, L.L.C.	Delaware
Windrose Southside Properties, Ltd.	Florida
Windrose SPE Mount Vernon Properties, Inc.	Georgia
Windrose St. Louis I Properties, LLC	Delaware
Windrose St. Mary's Medical Professional Building, L.L.C.	Virginia
Windrose Trussville Properties, L.L.C.	Delaware
Windrose TSM I Properties, LLC	Delaware
Windrose Tucson Properties, LLC	Delaware
Windrose Tulsa Properties, L.L.C.	Delaware
Windrose Webster Properties, L.P.	Delaware
Windrose Wellington Properties, LLC	Delaware
Windrose Wellington Properties, Ltd.	Florida
Windrose West Boca Properties, Ltd.	Florida
Windrose West Seneca Properties, LLC	Delaware
Windrose West Tower Properties, Ltd.	Florida
Windrose Winn Way Properties, L.L.C.	Virginia
Windrose WPC Jupiter Properties, LLC	Delaware
Windrose WPC Properties, L.P.	Delaware
Windrose Yorkville Properties, L.L.C.	Virginia
WMP AWPC II Management, LLC	Delaware
WMP Bethesda Management, LLC	Delaware
WMP Boynton Beach Management, LLC	Delaware
WMP Cottonwood Management, LLC	Delaware
WMP East Valley Management, LLC	Delaware
WMP Niagara Falls Management, LLC	Delaware
WMP Northwest Professional Plaza Management, LLC	Delaware
WMP Physicians Plaza Management, LLC	Delaware
WMP Southlake Management, LLC	Delaware
WMP TSM I Management, LLC	Delaware
WMP Wellington Management, LLC	Delaware
WMP West Seneca Management, LLC	Delaware
WMPT Aberdeen I Management, L.L.C.	Delaware
WMPT Aberdeen II Management, L.L.C.	Delaware
WMPT Atrium Management, L.L.C.	Delaware
WMPT AZ-Tempe Management, LLC	Delaware
WMPT Bartlett Management, LLC	Delaware
WMPT Bellaire HP Properties, L.L.C.	Virginia
WMPT Bellaire HP, L.P.	Virginia
WMPT Bellaire L.P.	Virginia
WMPT Bellaire POB Properties, L.L.C.	Virginia
WMPT Bellaire POB, L.P.	Virginia
WMPT Bellaire Properties, L.L.C.	Virginia
WMPT Boynton West Management, LLC	Delaware
WMPT Claremore Management, LLC	Delaware
WMPT Columbia Management, L.L.C.	Delaware
WMPT Congress I Management, L.L.C.	Delaware
WMPT Congress II Management, L.L.C.	Delaware
WMPT Denton Management, LLC	Delaware
WMPT Desert Springs Management, L.L.C.	Delaware
WMPT Frisco I Management, LLC	Delaware
WMPT Frisco II Management, LLC	Delaware
WMPT Glendale Management, LLC	Delaware
WMPT Gwinnett II Properties, L.L.C.	Delaware
WMPT Lafayette Management, L.L.C.	Delaware
WMPT Las Vegas Management, LLC	Delaware
WMPT Los Alamitos Management, LLC	Delaware
WMPT Northside Management, L.L.C.	Delaware
WMPT Okatie I Management, LLC	Delaware
WMPT Orange Centre Management, LLC	Delaware
WMPT Palmer Management, LLC	Delaware
WMPT Palms West III Management, L.L.C.	Delaware
WMPT Palms West IV Management, L.L.C.	Delaware
WMPT Palms West V Management, L.L.C.	Delaware
WMPT Pearland II Properties, L.L.C.	Virginia
WMPT Pearland II, L.P.	Virginia
WMPT Pearland Properties, L.L.C.	Virginia
WMPT Pearland, L.P.	Virginia
WMPT Princeton Management, L.L.C.	Delaware
WMPT Sacramento Properties, L.L.C.	Virginia
WMPT Sacramento, L.P.	Virginia
WMPT Santa Anita Management, L.L.C.	Delaware
WMPT Sierra Management, L.L.C.	Delaware
WMPT Southpointe Management, L.L.C.	Delaware
WMPT Southside Management, L.L.C.	Delaware
WMPT St. Louis I Management, LLC	Delaware
WMPT Stone Oak Properties, L.L.C.	Virginia
WMPT Stone Oak, L.P.	Virginia
WMPT Tomball Properties, L.L.C.	Virginia
WMPT Tomball, L.P.	Virginia
WMPT Trussville Management, L.L.C.	Delaware
WMPT Tucson Management, LLC	Delaware
WMPT Tulsa Management, L.L.C.	Delaware
WMPT Webster Management, L.L.C.	Delaware
WMPT Wellington Management, L.L.C.	Delaware
WMPT West Boca Management, L.L.C.	Delaware
WMPT West Tower Management, L.L.C.	Delaware
WMPT WPC Jupiter Management, LLC	Delaware
WMPT WPC Management, L.L.C	Delaware
WTP Healthcare Properties, LLC	Delaware
Wyncote Healthcare Corp.	Pennsylvania